UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): June 19, 2008

Orthofix International N.V.
(Exact name of Registrant as specified in its charter)

Netherlands Antilles	0-19961	N/A
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification Number)

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7 Abraham de Veerstraat
Curacao
Netherlands Antilles	N/A
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 011-59-99-465-8525

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Approval of Amendment No. 1 to the Orthofix International N.V. Amended and Restated 2004 Long-Term Incentive Plan.

At the Annual Meeting of shareholders of Orthofix International N.V. (the “Company”) held on June 19, 2008, the Company’s shareholders approved Amendment No. 1 (the “Amendment”) to the Company’s Amended and Restated 2004 Long-Term Incentive Plan (the “LTIP”), for purposes of making the changes noted below:

•           increase by 300,000 the number of shares subject to awards under the LTIP to ensure that the Company has a sufficient number of shares of common stock available for equity-based awards;

•           increase the annual grant to non-employee directors from 3,000 to 5,000 shares of Company common stock, which increased grant is made to non-employee directors re-elected at the June 19, 2008 shareholders meeting; and

•           limit in the future the number of shares of Company common stock that may be awarded under the plan as full value awards to 100,000 shares, down from 400,000.

Additional information concerning the Amendment and the LTIP can be found in the Company’s proxy statement filed with the Securities and Exchange Commission (the “Commission”) on April 29, 2008 (the “2008 Proxy Statement”).

The descriptions of the Amendment and the LTIP in this Current Report on Form 8-K are summaries and are qualified in their entirety by (i) the terms of the LTIP, a copy of which is attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Commission on June 26, 2007, and (ii) the terms of the Amendment, a copy of which is attached hereto as Exhibit 10.1, each of which are incorporated by reference into this Item 5.02.

In anticipation of the shareholders’ approval of the Amendment, on June 16, 2008 the Compensation Committee of the Board of Directors of the Company approved slightly revised versions of the standard forms of agreement for awarding stock option and restricted stock grants under the LTIP.  The revised standard forms of grant agreements are attached hereto as Exhibits 10.2 through 10.5 and may be modified from time to time, including to reflect the terms and conditions of specific grants.  No specific grants to officers of the Company resulted from the Amendment.  Additional grants to non-employee directors are being made as described above.  Grants of awards to officers of the Company are made from time to time as determined by the Compensation Committee and as otherwise permitted under the terms of the LTIP, as generally described in the 2008 Proxy Statement.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit	Description
Number

10.1	Amendment No. 1 to the Orthofix International N.V. Amended and Restated 2004 Long-Term Incentive Plan

10.2	Form of Nonqualified Stock Option Agreement (vesting over 3 years)

10.3	Form of Nonqualified Stock Option Agreement (3 year cliff vesting)

10.4	Form of Restricted Stock Grant Agreement (vesting over 3 years)

10.5	Form of Restricted Stock Grant Agreement (3 year cliff vesting)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORTHOFIX INTERNATIONAL N.V.

Date: June 20, 2008	By:	/s/ Thomas Hein
	Name:	Thomas Hein
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
Number

10.1	Amendment No. 1 to the Orthofix International N.V. Amended and Restated 2004 Long-Term Incentive Plan

10.2	Form of Nonqualified Stock Option Agreement (vesting over 3 years)

10.3	Form of Nonqualified Stock Option Agreement (3 year cliff vesting)

10.4	Form of Restricted Stock Grant Agreement (vesting over 3 years)

10.5	Form of Restricted Stock Grant Agreement (3 year cliff vesting)